Exhibit 99.1

 Precision Designed Science for Cancer Patients  NASDAQ: PDSB  April 2026

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0101 (Versamune® HPV), PDS01ADC, PDS0103 (Versamune® MUC1) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS01ADC, PDS0103 and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.   Versamune® is a registered trademark of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 months  12-18 months for current standard of care1   Keytrud (pembrolizumab) benchmark in First-line (1L) treatment for Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma (1L R/M HNSCC)  77.4% disease control rate with PDS0101 in 1L R/M HNSCC     Phase 3  VERSATILE-003 pivotal trial  FDA alignment on Progression-Free-Survival (PFS) as interim primary endpoint provides for accelerated pathway to approval  Partnerships with leading cancer institutions   MD Anderson  Mayo Clinic  National Cancer Institute  Targeting HPV16+ Cancers  REGISTRATIONAL TRIAL  COMPELLING CLINICAL DATA  POTENTIAL ACROSS CANCERS  4  clinical trials  completed  39.3  median overall survival  No head-to-head studies have been performed.

 HPV16  HPV18  HPV 31/33/45/52/58  HPV 35/39/51/56/59/68  HPV-negative  HPV16+ Tumors Represent the Largest and Fastest Growing Type of HNSCC  HPV16+ HNSCC Rapidly Increasing in the US and EU  Poor uptake of HPV vaccine2,3  Changing sexual behavior4  Unique pathophysiology of HPV165  Annual Number of Oropharyngeal Cancer Cases  HPV16+  PDS Biotech focus

 PUBLISHED EVIDENCE  Two head-to-head studies demonstrate that HPV16-positive patients have statistically worse survival compared to other patient groups:  Early-stage HNSCC: HPV16+ patients had worse survival than other HPV+ (P16+) patients6  Advanced oral cancer: HPV16+ patients had worse survival than HPV-negative patients7  Keytruda® (pembrolizumab) + chemotherapy median survival1  12–18 months  in recurrent/metastatic setting  HPV16+ Patients Have No Targeted Therapies and Worse Clinical Outcomes  CURRENT STANDARD OF CARE  2  1  A targeted approach for HPV16+ patients represents a significant opportunity

The Versamune® Platform Provides Mechanism for Targeted Immune Attack

R-DOTAP forms spherical bilayers in aqueous environment



Nanoparticles sized 100-200nm to promote uptake by the immune system



O
O
N+
O
H
Cl-
O

Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)

- Proprietary immunotherapy platform **designed to generate cytotoxic CD8+ T-cell responses** against specific tumor antigens[8]
- Lead compound PDS0101 targets HPV16 E6/E7 viral antigens, **enabling targeted immune attack on HPV-driven cancers[8]**

HOW IT WORKS

1
UPTAKE
Promotes uptake of tumor proteins by immune cells

2
ACTIVATE
Dendritic cells absorb & present proteins to T cells

3
ATTACK
Killer T cells hunt & destroy matching tumors

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PDS0101: Training the Immune System to Find and Destroy HPV16+ Tumors[8]



LYMPH NODE
TUMOR
Dendritic Cell
Versamune® +
HPVmix (PDS0101)
HPV16
E6 & E7
MHC class I
MHC class II
CD8+
killer T cell
CD4+
helper T cell
Targeted CD8+ T Cells
Tracks to Tumor
Immune
Checkpoint
Inhibitor
Versamune®
Activated CD8+
Killer T Cell

1 Subcutaneous Injection of PDS0101 stimulates uptake by dendritic cells & accumulates in the lymph nodes

2 T cells increase production of HPV16 specific CD8 killer & CD4 helper T cells, which recognize and infiltrate tumor

3 Activated T cells attack and destroy tumor, while immune checkpoint inhibitor restores pre-existing T cell responses

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Pipeline Expansion Across Multiple Indications

Partnerships with Leading Cancer Research Institutions

	Therapy / Treatment	Indication	P2	P3	Partner
Versamune®	PDS0101 + pembrolizumab vs. pembrolizumab (VERSATILE-003)	HPV16-positive recurrent/metastatic head and neck cancer	FDA Fast Track (In progress)		
Versamune®	PDS0101 + ChemoRT* (IMMUNOCERV)	Locally advanced cervical cancer	Complete		Cancer UT MD Anderson
Versamune®	PDS0101 +/- pembrolizumab	Locally advanced head and neck cancer	Complete		MAYO CLINIC
Versamune® + PDS01ADC*	PDS0101 + PDS01ADC + immune checkpoint inhibitor (ICI)	HPV16-positive recurrent/metastatic cancers	Complete		NIH NATIONAL CANCER INSTITUTE
PDS01ADC	PDS01ADC + hepatic artery infusion pump (HAIP)	Advanced Liver-Associated Cancers • Metastatic colorectal cancer • Intrahepatic cholangiocarcinoma • Metastatic adrenocortical carcinoma	In Progress		NIH NATIONAL CANCER INSTITUTE
PDS01ADC	PDS01ADC + enzalutamide vs. enzalutamide	Biochemically recurrent prostate cancer	In Progress		NIH NATIONAL CANCER INSTITUTE
PDS01ADC	PDS01ADC + docetaxel	Metastatic Prostate Cancer • Castration sensitive prostate cancer • Castration resistant prostate cancer	In Progress		NIH NATIONAL CANCER INSTITUTE

*ChemoRT = chemoradiotherapy

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Lead Clinical Program Evaluating PDS0101 in Combination with Checkpoint Inhibitors

VERSATILE-002: PDS0101 + Pembrolizumab in 1L HPV16+ R/M HNSCC

Study Treatment

PDS0101

5 doses:
1 mL **Subcutaneous injection** Q3W at Cycles 1, 2,
3, 4 & 12)

+

Pembrolizumab

200mg IV Q3W up to 35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

HPV16-positive R/M HNSCC tumors

≥18 years of age

Combined positive score (CPS) ≥1

Study Design

Single-arm study

31 sites in US and EU

2 Cohorts:
- **ICI Naïve**
- **ICI Resistant**

Endpoints

Primary

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

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 PDS0101 + Pembrolizumab: mOS of 39.3 Months9  mOS = Median Overall Survival.  No head-to-head studies have been performed.  12-18 Months mOS is Benchmark with Pembrolizumab and Pembrolizumab + Chemotherapy1  Durable Survival: 11 Patients Surpassed 30 Months

 PDS0101: Near or Complete Tumor Shrinkage in Difficult-to-Treat Patients9  *Investigator assessment.  63% with CPS 1-199  Confirmed disease control rate of 77.4%  ORR of 35.8%  21% of patients had tumor regression of 90-100%

 PDS0101: Well-tolerated with a Low Incidence of Adverse Events9   *Occurred 1 year after completing PDS0101 therapy while patient was still on pembrolizumab.  Treatment related adverse events (TRAEs)   by Grade in ICI naïve and resistant patients  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)*  Grade 5  0  Most common Non-Injection   Site Reaction TRAEs  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)

VERSATILE-003: Pivotal Phase 3 in Progress

PDS0101 + pembrolizumab in 1L HPV16-positive R/M HNSCC



Study Start
Interim Analysis 1 (PFS)
Interim Analysis 2 (PFS)
Final Analysis (mOS)
PDS0101 + Pembrolizumab
Patient Recruitment
Survival Follow-up
Pembrolizumab
Patient Recruitment
Survival Follow-up

Randomized controlled trial
- 1:1 randomization
- 50/50: high/low CPS
- N = 252

PDS0101 Dosing
- 5 SC Doses
- Cycles 1-4 & 12

Primary Endpoints
- Overall Survival (OS)
- Progression free survival (PFS)

Secondary Endpoints
- Objective Response Rate (ORR)
- Disease Control Rate (DCR)
- Duration of Response (DoR)

Key Eligibility Criteria
- HPV16-positive HNSCC
- CPS ≥1
- ≥18 years of age
- ECOG 0-1

Principal Investigator and Member of Steering Committee, Dr. Katharine Price, MD, Mayo Clinic, Rochester, MN

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Well-Positioned in 1L HPV16+ R/M HNSCC

PDS0101: Only Subcutaneous Combination Therapy in Late-stage Development for 1L HPV16+ HNSCC

	Combinations with pembrolizumab			
	Genmab[10]	Bicara[11]	BioNTech[12]	PDS Biotech
Median OS	Not disclosed	21.3 months	22.6 months	**39.3 months 95% CI (23.9, NE)**
Population	All comers	HPV-negative	HPV16-positive	**HPV16-positive**
Administration Convenience	IV Q2W until PD or toxicity	IV QW (D1, D8, D15)	IV Q1W 8X then Q3W for 24mos	**5 subcutaneous injections of PDS0101** Cycles 1-4 Q3W & then Cycle 12

No head-to-head studies have been performed.

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PDS01ADC: Novel Investigational Tumor Targeting Interleukin-12 (IL-12) Immunocytokine[13,14]

Encouraging tolerability and potency demonstrated in over 330 patients

NHS76

Tumor Necrosis Targeting Antibody – Binds to exposed DNA



De-immunized Junction
IL-12
(p40 clipping-resistant)
IL-12
(p40 clipping-resistant)

Tumor-targeted IL-12 immunocytokine

THE CHALLENGE

IL-12 is a powerful NK* and T cell activator that helps fight cancer, but injecting it into the bloodstream causes serious systemic inflammation

THE SOLUTION

PDS01ADC attaches IL-12 to an antibody (NHS76) that seeks out dying tumor cells, delivering treatment directly where it's needed while minimizing systemic inflammation[13,14]

HOW IT WORKS

Finds the Tumor
The NHS76 antibody targets DNA that is exposed when tumor cells die

Activates Immune Cells
PDS01ADC recruits T cells and NK cells to attack the tumor from within

Minimizes Side Effects
Localized delivery means patients avoid the systemic inflammation that free IL-12 causes

*NK = Natural killer

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Upcoming Catalysts

	1Q 2026	2Q 2026	2H 2026	1H 2027	2H 2027
VERSATILE-003 (Head and neck cancer)	Adoption of Amended Protocol (FDA)				**Enrollment completion** PFS data readout (Submission of interim data to FDA)
PHASE 2 TRIALS	PDS01ADC + docetaxel in metastatic castration resistant **prostate cancer** Preliminary data publication[15]	PDS01ADC + HAIP Preliminary data publication **Colorectal cancer**[16]	Final Data Readout PDS01ADC + HAIP **Colorectal cancer** PDS0101 + CRT Phase 2 data publication **Cervical cancer**	PDS01ADC + HAIP Stage 1 **Cholangiocarcinoma**	PDS01ADC + Enzalutamide vs Enzalutamide **Biochemically Recurrent Prostate cancer** PDS01ADC + Docetaxel **Castration Resistant Prostate cancer**

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CRT = Chemoradiotherapy
PFS = Progression free survival

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 COVERAGE  Composition and method claims protecting both platform technology and product candidates  13  Patent Families  PDS0101 EXCLUSIVITY  2041/2042  Global IP Portfolio Covers Key Commercial Markets  8  North America  Asia Pacific  Europe  Middle East  USA  Canada  Mexico  EU/UK  Israel  China  Japan  Australia  KEYMARKETS

PDS Platform is a Significant Value Creation Opportunity

Current Focus	Next Steps	Commercialization
HPV16+ HNSCC	Expansion into Pivotal Studies in Various Indications	Path to Commercialization

39.3 months — **Median Overall Survival** (12–18 mo. benchmark)*

77.4 % — **Disease Control Rate**

174 patients — **Dosed in Phase 1 and Phase 2 Trials**

IMMUNOCERV	Locally advanced cervical cancer
Versamune® + ICI + PDS01ADC	HPV16+ R/M cancers
PDS01ADC + Docetaxel	Castration resistant prostate cancer
PDS01ADC + Enzalutamide	Biochemically recurrent prostate cancer
PDS01ADC + HAIP	Metastatic colorectal & liver-associated cancers

TOTAL ADDRESSABLE MARKET – US ONLY

>$1.0B	HPV16+ HNSCC (PDS0101)
>$2.0B	HPV16+ gynecologic cancers (PDS0101)
>$6.0B	Prostate cancer (PDS01ADC)
~$2.0B	Metastatic colorectal (PDS01ADC)

*No head-to-head studies have been performed.

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The PDS Opportunity

The only investigational therapy in Phase 3 with 30+ months median survival in 1L HPV16+ R/M HNSCC

$1.2 - 1.8B

US Market Potential*

World-Class Research Partners
NCI, Mayo Clinic, MD Anderson and leading cancer centers with studies externally funded, independently validated

Global IP Protection
13 patent families across 8 markets; PDS0101 exclusivity through 2041/2042

Registrational Trial
Phase 3 VERSATILE-003 underway; FDA-aligned on primary endpoint for accelerated approval

Encouraging Data Supports Broader Development
PDS01ADC programs in colorectal and prostate cancer progressing toward potential advancement

*Company estimates based on external market research

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 Thank You  NASDAQ: PDSB   April 2026

References

1. Harrington, KJ, Burtness B, Greil R, et al. Keytruda With or Without Chemotherapy in Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma: Updated Results of the Phase III KEYNOTE-048 Study. *J Clin Oncol*. 2022;41:790-802. https://doi.org/10.1200/JCO.21.02508.
2. Damgacioglu H, Sonawane K, Chhatwal J, et al. Long-term impact of HPV vaccination and COVID-19 pandemic on oropharyngeal cancer incidence and burden among men in the USA: A modeling Study. *The Lancet Regional Health – Americas*. 2022;8:100143.
3. Tabatabaeian H et al, Navigating therapeutic strategies: HPV classification in head and neck cancer, *British Journal of Cancer*. (2024) 131: 220-230.
4. Landy R, et al JNCI: Upper age limits for US male human papillomavirus vaccination for oropharyngeal cancer prevention: a microsimulation-based modeling study; *Journal of the National Cancer Institute*, 2023, 115(4), 429–436.
5. Luo X et al; HPV16 drives cancer immune escape via NLRX1-mediated degradation of STING; *J Clin Invest*. 2020;130(4):1635–1652.
6. Ziai H. et al; Does HPV Subtype Predict Outcomes in Head and Neck Cancers?; *International Journal of Otolaryngology*; Volume 2021, Article ID 6672373; https://doi.org/10.1155/2021/6672373.
7. Lee L et al; Human Papillomavirus-16 Infection in Advanced Oral Cavity Cancer Patients Is Related to an Increased Risk of Distant Metastases and Poor Survival; *PLOS One*; July 2012, Volume 7, Issue 7, e40767.
8. Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. *J Immunol*. 2019;202:3524-3536
9. Weiss J et al. VERSATILE-002: Overall Survival of HPV16 Positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma Patients Treated with T Cell Stimulating Immunotherapy PDS0101 and Keytruda. Poster Presented: ASCO Congress 2025; June 2, 2025.
10. Van Herpen CML et al, Petosemtamab (MCLA-158) with pembrolizumab as first line (1L) treatment of PD-L1+ recurrent/metastatic (r/m) head and neck squamous cell carcinoma (HNSCC): Phase 2 Trial, ASCO 2025
11. Cortese T, Ficerafusp Alfa/Pembrolizumab Receives FDA BTD in Frontline HNSCC, Cancer Network, October 14, 2025
12. Saba NF et al, Exploratory analysis of antitumor activity and translational results from the safety run-in of AHEAD-MERIT, a Phase 2 trial of first-line pembrolizumab plus the fixed-antigen cancer vaccine BNT113 in advanced HPV16+ HNSCC, ESMO 2024
13. Minnar CM et al (2024) Preclinical and clinical studies of a tumor targeting IL-12 immunocytokine. Front. Oncol. 13:1321318.doi: 10.3389/fonc.2023.1321318
14. Greiner JW et al NHS-IL12, a Tumor-Targeting Immunocytokine; ImmunoTargets and Therapy 2021:10 155–169
15. Abel ML et al, Abstract PR008: Docetaxel and the Tumor Targeting Interleukin-12 (IL-12) PDS01ADC in Patients with Metastatic Castration Resistant Prostate Cancer (mCRPC), Cancer Research, Vol. 86, Issue 2 Supplement, 15 January 2026
16. Eade AV et al; Tumor-Targeted IL-12 (PDS01ADC) with Hepatic Artery Infusion Pump Therapy for Colorectal Liver Metastases: Interim Analysis of a Non-randomized Phase II Tria; JCO Oncol Adv 3, e2500173 (2026) Vol. 3 #1

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